Investor Presentation Year Ended December 31, 2010 Exhibit 99.1

Cautionary Note Regarding Forward-Looking Statements
Alterra was formed on May 12, 2010 by the merger of Max Capital Group Ltd. (“Max Capital”) and Harbor Point Limited
(“Harbor Point”). This presentation may include forward-looking statements that reflect Alterra’s current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,”
“project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are important factors that could cause actual results to differ materially from those indicated in such statements and you should not place undue reliance on any such statements.
These factors include, but are not limited to, the following: (1) the adequacy of loss and benefit reserves and the need to adjust such reserves as claims develop over time; (2) the failure of any of the loss limitation methods employed; (3) the effect of cyclical trends, including with respect to demand and pricing in the insurance and reinsurance markets; (4)
changes in general economic conditions, including changes in capital and credit markets; (5) any lowering or loss of financial ratings; (6) the occurrence of natural or man-made catastrophic events with a frequency or severity exceeding expectations; (7) actions by competitors, including consolidation; (8) the effects of emerging claims and coverage issues;
(9) the loss of business provided to Alterra by its major brokers; (10) the effect on Alterra’s investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; (11) tax and regulatory changes and conditions; (12) retention of key personnel; (13) the integration of new business ventures Alterra may enter into; and management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the Risk Factors included in Alterra’s most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange
Commission. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Alterra will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Alterra or its business or operations. Alterra undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Alterra’s Franchise is Well Positioned For Success
Global underwriter of specialty insurance and reinsurance
Multiple operating platforms - Bermuda, Ireland,
United States, Lloyd's, Latin America
Strong franchise positions across multiple specialty
classes of business
Opportunistic and disciplined underwriting strategy
Strong culture of risk management
Analytical and quantitative underwriting orientation
Rolling 5 year average combined ratio, with cats, of
87.7%
Strong, liquid balance sheet with conservative reserving
track record
Shareholders equity ~ $2.9 billion at 12/31/10
Low operating and financial leverage provides
enhanced flexibility
Proven track record of active capital management
Returned $559 million or ~18% of pro forma 12/31/09
shareholders' equity
(1)
in 2010 through dividends and
share repurchases
Rated “A” (Excellent) by AM Best
2010  GPW
(2)
Long-Tail
46%
Short-Tail
54%
Insurance
43%
Reinsurance
57%
(1)
Shareholders' equity of Max Capital and Harbor Point  on a combined pro forma basis.
(2)
Pro forma gross premiums written as if the amalgamation occurred on January 1, 2010.
(3)
AM Best ratings reflect the agency’s opinion of our financial strength, operating performance and ability to meet our obligations.  The ratings are not evaluation directed toward the protection of investors in securities of Alterra.

Solid Fourth Quarter Results
Fourth quarter 2010 net operating
diluted EPS of $0.66 per share
Decrease from Q4/09 principally due to
increased outstanding shares from
Harbor Point merger
P&C gross premiums written grew
13.5% to $313.5 million
Driven by the inclusion of Harbor Point,
new business in Latin America, and
expansion at Lloyd’s and U.S.
Specialty
Net investment income up 36.7% to
$61.1 million
Reflects additional cash and invested
assets from inclusion of Harbor Point
Q4 combined ratio of 84.8%
Catastrophe losses from Q4 events of
$13.0 million
Diluted book value per share of $25.99
at 12/31/10
P&C GPW
(13.5% increase)
Operating
Diluted EPS
Growth in Gross Premiums Written…
…With Solid Operating EPS
Operating ROE
15.5% 10.2%
Combined ratio
81.2% 84.8%
= pro forma gross premiums written as if the amalgamation occurred on January 1, 2009
$276.3 $313.5
Q4 '09 Q4 '10
$1.04
$0.66
$335.0
Q4 '09 Q4 '10

Solid 2010 Year Results
Full Year 2010 net operating diluted
EPS of $2.64 per share
Decrease from 2009 principally due to
increased outstanding shares from
Harbor Point merger
P&C gross premiums written grew
5.6% to $1,405.8 million
Driven by the inclusion of Harbor Point,
new business in Latin America, and
expansion at Lloyd’s and U.S.
Specialty
Net investment income up 31.1% to
$222.5 million
Reflects additional cash and invested
assets from inclusion of Harbor Point
Combined ratio of 85.7%
Catastrophe losses from 2010 events
of $54.9 million
Diluted book value per share of $25.99
at 12/31/10
P&C GPW
(5.6% increase)
Operating
Diluted EPS
Growth in Gross Premiums Written…
…With Solid Operating EPS
Operating ROE
14.9% 10.2%
Combined ratio
88.1% 85.7%
= pro forma gross premiums written as of the amalgamation occurred on January 1, 2009
$1,331.2 $1,405.8
$3.62
$2.64
2009 2010
2009 2010
$1,902.6 $1,789.1

Challenging Times for P&C Insurers
Profitable growth opportunities are scarce
Market is stressed by historic low returns on invested assets
Cash flow levels are deteriorating
2010 Industry loss events have generated high catastrophe losses
Reserve redundancies at many companies are diminishing
Self-assessment on certain lines and overall strategy
Excess capital positions managed through share repurchases
Soft markets provide the opportunity to differentiate between the stronger and weaker players

Insurance

- Excess liability rates down between 3-5% on our renewal book
- Professional lines D&O significantly off, E&O /EPL stable
- Property – 1/1/11 renewal rates are off close to 15%
- Aviation -- Rate declines range from 6- 8% with aerospace on the high end

Reinsurance

- Marine and energy and workers comp flat to up 5%
- Agriculture, auto, aviation down 1-3%
- General casualty down 6-8%
- Professional liability showing positive momentum with flat to modest increases
- Medical malpractice modest decline in rate of acceleration but down 2-5%
- Property catastrophe rates down 5-15%

Lloyd's

- Overall rates flat to down 5% but pressure is building
- Financial institution rates are modestly down < 1%
- A&H rates are up 1-2%
- Latin America rates flat to up 5%

US Specialty

- Brokerage Property and Casualty rates down 7-9%
- Professional liability rates down 6-8%
- CBA Property rates are up 6-8%
- CBA Casualty rates flat to down 2%
- Marine rates flat to down 2%; loss free accounts down 5-10%

Alterra

Pricing Pressure Across Most Platforms ____________________ Rate commentary reflects the Alterra renewal book as of 1/1/11. 7

Stringent underwriting and risk management practices
Reward for ROE, not premium growth
Avoid mistakes – protect the balance sheet
Position for inflection point in pricing
Expense management
Strong controls across the organization
Invest in the future
Latin America, Lloyd’s, Alterra USA
Balance between expenses and expansion
Capital management
Stay alert to accretive M&A opportunities
Soft Market “Playbook”
Stay focused on the message

Insurance

- Focus on the higher risk classes that are less price sensitive
- Growth expected to be limited to select profitable opportunities
- Benefit from strong client relationships with high renewal retentions in the mid 80's

Reinsurance

- Diverse portfolio with high financial strength ratings positions us well
- Pull back from lines where we can't meet return objectives when pricing softens

Lloyd's/London

- Continue to recruit new teams to build out the diversity of the platform
- Recent additions in international casualty reinsurance and marine and personal accident

Latin America

- Emerging market with significant natural organic growth
- Seasoned team with strong market relationships and profitable track record

US Specialty

- Market conditions are getting more competitive
- Strong distribution relationships help to generate a flow of business
- Selectively underwrite new business
- Declining volume in more commodity classes

Capital Management

- Share repurchases expected to be our primary tool to manage excess capital
- Returned over $559 million or ~18% of pro forma 12/31/09 shareholders' equity[1] in 2010 through dividends and share repurchases
- Share repurchase authorization of $261.1 million as of February 8, 2011

Alterra

Positioned to Successfully Execute ____________________ (1) Shareholders' equity of Max Capital and Harbor Point on a combined pro forma basis. 9

2004
Insurance
Property
2003
Insurance
Excess Liability
Professional Liability
2005
Reinsurance
Property / Property Cat
Harbor Point formed
2006
Insurance
Aviation
2008
Lloyd's Insurance
Financial Institutions
Prof. Indemnity
Lloyd's Reinsurance
Accident / Health
Property
2007
U.S. E&S Insurance
Property
Inland Marine
U.S. Casualty
Reinsurance
Multi Peril Crop
Experienced &
highly quantitative
underwriting teams
Lead underwriters average over 20 years in the
business
High percentage of employees hold
professional designations
2009
Lloyd's
Casualty (non U.S.)
A&H Insurance
U.S. Specialty
Professional Liability
Latin America  Reinsurance
2002
Traditional Re
Workers' Comp
Medical Malpractice
GL / PL
Aviation
Identifying & Recruiting "Franchise Players" Has Been
Instrumental In Our Success
2010
Alterra formed
by the merger of Max
Capital and Harbor Point

Reinsurance Insurance
Lloyd’s
U.S. Specialty Insurance
Major
Classes
–
Agriculture
–
Aviation
–
General casualty
–
Life and annuity
–
Marine and energy
–
Medical malpractice
–
Professional liability
–
Property
–
Surety, credit & political risk
–
Whole account
–
Workers’ comp
–
Aviation
–
Excess liability
–
Professional liability
–
Property
–
Aviation
–
Accident and Health
–
Financial institutions
–
International casualty
treaty
–
Personal accident treaty
–
Professional liability
–
Property treaty
–
General liability
–
Marine
–
Miscellaneous
professional liability
–
Property
Operating
Regions
–
Australia
–
Canada
–
European Union
–
Japan
–
Latin America
–
New Zealand
–
United States
–
European Union
–
United States
–
Denmark
–
Japan
–
Latin America
–
United Kingdom
–
United States
Offices
–
Bermuda
–
Bogotá
–
Buenos Aires
–
Dublin
–
London
–
New Jersey
–
Bermuda
–
Dublin
–
Hamburg
–
Zurich
–
Copenhagen
–
Leeds
–
London
–
Rio de Janeiro
–
Tokyo
–
Atlanta
–
Dallas
–
New York
–
Philadelphia
–
Richmond
–
San Francisco
–
Sebastopol
Local Knowledge Global Reach

17%
11%
24%
48%

6%
6%
7%
10%
3%
29%
10%
1%
22%

$500.0
$400.0
$300.0
$200.0
$100.0
$0.0
$396.6
$382.9
$389.4
$427.8
$370.1
2006
2007
2008
2009
2010

$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$1,047.7
$998.3
$900.4
$423.6
$345.2
$419.5
$489.0
$509.1
2006
2007
2008
2009
2010

Alterra

____________________
Note: Pro forma gross premium written (“GPW”) represents the combined GPW of Max Capital and Harbor Point net of intercompany eliminations of GPW.
Insurance
(26.2% of  2010 P&C GPW)
Reinsurance
(36.1% of  2010 P&C GPW)
Professional
Liability
Property
Excess
Liability
Aviation
General Casualty
Property
Aviation
Workers Comp.
Professional Liability
Other
Med. Mal.
Marine & Energy
Agriculture
2010 GPW: $370.1 million
= pro forma
Auto
$1,060.4
$892.4
Alterra Has a Strong Market Position in Specialty Classes …
Credit/ Surety
Whole Account
2010 GPW: $509.1 million

32%
21%
4%
43%

15%
8%
10%
13%
10%
2%
42%

Alterra

U.S. Specialty
(23.0% of 2010 P&C GPW)
Alterra at Lloyd’s
(14.4% of 2010 P&C GPW)
…With an Attractive Position in the U.S. Market and Lloyd’s
Professional
Liability
Property
Marine
General
Liability
Property
Aviation
Fin. Institutions
Prof. Liability
Accident & Health
2009 GPW: $285.5 million 2009 GPW: $129.0 million
2010 GPW: $324.0 million 2010 GPW: $202.6 million
Launched in 2007
Nationwide niche E&S underwriter
84% non-admitted
2010 combined ratio = 97.9%
Acquired in November 2008
Direct and reinsurance
2010 combined ratio = 83.4%
Int’l Casualty
Surety

Alterra

2.3%
6.2%
5.9%
2.1%
2.2%
30.9%
19.1%
2.2%
3.6%
24.0%

8%
19%
73%

43%
57%

Alterra

Long-Tail Short-Tail
North America
Europe
Other
Credit/ Surety and
Other Short-Tail
Agriculture
Marine & Energy
Property
Aviation
Auto
Professional
Liability
Medical Malpractice
General Casualty
Workers’ Comp
Whole Account
Insurance
Mixed
2010  GPW  = $1,410.7 million
____________________
(1) Pro forma as if Harbor Point merger occurred on January 1, 2010.
(2) Includes Reinsurance segment (49.7%), Life & Annuity reinsurance (0.3%) and reinsurance written through Lloyd’s platform (7.4%).
Diversified and Balanced Business Mix
Global Platform (1) Line of Business (1)
2010 pro forma GPW  = $1,794.1 million
Accident & Health
Life & Annuity
Reinsurance
(2)

VALIDUS RE
FLAGSTONE
ASPEN
AXIS
ALLIED WORLD
Endurance
Alterra

Alterra

2
Losses $305.7 $95.1 $105.0 $306.0 $60.0 $317.0 $122.7 $112.2 $125.0 $124.0 $77.7 $63.0 $26.0 $58.0 $43.0
____________________
Source: Company filings and press releases; losses are generally disclosed net of tax and net of reinstatement premiums.
(1) Q2 net losses reflect only losses from the Chilean earthquake.  Initial losses include the Chilean earthquake and Windstorm Xynthia.
(2) Q2 net losses reflect Q1 estimates plus reported development, if any.
(3) Initial loss estimate reflects 50% to 90% of Reuters consensus net operating earnings prior to the earthquake, based on disclosure that net income would remain positive for the quarter.
(4) Initial estimates based on Chile and Xynthia, ultimate losses include the Chilean, Haitian, and Baja earthquakes, Xynthia and the Australian hailstorms.  Based on international catastrophe losses being two-thirds of total catastrophe losses as disclosed in the earnings conference call.
(5) Initial estimate is as of the first quarter conference call.  Both initial and revised estimates reflect only the Chilean earthquake.
(6) Pro forma; includes losses from Harbor Point and Max Capital prior to the merger.  Expressed as a percentage of proforma  12/31/09 shareholders’ equity prior to the special dividend.
(1) (2) (1) (2) (3)
(1)(4)
(1)
(2)
(2)(5) (6)
Chilean Earthquake / Windstorm Xynthia Ultimate Net Losses as a % of 12/31/09 Common Equity ($ in millions)
Superior Risk Management Skills. . .
6.1%
Initial Estimate
1.5%
7.6%
5.4%
0.2%
5.5%
1.2% 1.3%
1.3%
2.4%
2.1%
2.1%
2.5%
3.2%
3.3%
4.4%
4.1% 4.1%
4.1%
0.1%
0.2%
0.3%
0.4%
0.3%
0.6%
0.6%
0.6%
0.8%
0.9%
1.0%
1.3%
1.5%
1.6%
2.4%
2.4%
2.5%
3.1%
3.8%
3.8%
4.4%
5.0%
5.0%
5.1%
Revised Estimate
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
7.0%
8.0%

3
(1)
(3)
(2)
Losses
$256 $140 $276 $140 $135 $165 $287 $384 $171 $125 $148 $155 $113 $257 $50
(4)
____________________
Source: Company filings, as of 12/31/08. Losses are generally disclosed net of reinstatement premiums.
(1) Results reflect Ike only.
(2) Equity includes preferred, which subsequently converted to common.
(3) Equity includes convertible note, which subsequently converted to common.
(4) TRH does not disclose specific losses but did lose "$169.7 million principally relating to Hurricane Ike."
$170 $305
Revised Estimate Initial Estimate
(2)
Ike / Gustav Ultimate Net Losses as a % of 6/30/08 Common Equity ($ in millions)
3.4%
3.8%
3.0%
4.2%
5.2%
6.0%
6.4%
7.2%
5.2%
7.8%
3.7%
5.3%
6.7%
8.3%
10.1%
6.6%
8.0%
4.4%
4.3%
0.0%
0.6%
2.2%
3.0%
4.3%
0.3%
2.6%
0.7%
0.3%
0.8%
0.8%
1.8%
0.8%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
12.4%
11.0%
10.1%
8.9%
8.9%
8.4%
8.1% 8.1%
7.8%
7.2%
7.0%
6.3%
6.0%
5.0%
4.8%
4.6%
3.4%
VR FSR RNR MRH IPCR PTP ACGL AXS PRE HP AHL ENH ORH TRH AWH RE MXGL
. . . Less Exposed to Swings in the Cat Market

Florida wind
1 in 100 year event - $368 million net loss
California earthquake
1 in 250 year event - $333 million net loss
Europe wind
1 in 100 year event - $195 million net loss
PML’s In-force as of January 1, 2011

$1,000
$800
$600
$400
$200
$0
$709
$649
$812
$884
$741
$768
$912
$825
$420
$249
$225
$41
$10
$9
$7
$44
$88
$65
$60
$117
$530
$446
$409
$476
$375
$265
$126
$154
$163
$246
$321
$314
$289
$283
$294
$267
2003
2004
2005
2006
2007
2008
2009
2010

$1,100
$900
$700
$500
$300
$100
-$100
$991
$964
$85
$137
$197
$207
$725
$2
$689
$36
$135
$560
$575
$517
$559
$482
$477
$192
$183
$159
$192
$181
$125
$2
$34
$83
$94
$107
$134
$103
2003
2004
2005
2006
2007
2008
2009
2010

Alterra

____________________
Short tail lines contributed to 77% of total growth over
the 3 years to 2010
Strong Cycle Management Discipline
Long Tail (GPW) Short Tail (GPW)
($ in millions)
Non-Traditional
Year over year growth: Year over year growth:
Lloyd's -- -- -- -- -- NM 61.2%
U.S. Specialty -- -- -- -- 274.7% 46.5% 4.9%
Reinsurance (6.1%) (30.7%) 281.4% 17.2% (13.7)% 19.2% (10.0)%
Insurance -- -- 141.7% 13.4% 13.5% 25.7% (23.2%)
Total (5.0%) (12.8%) 251.3% 23.0% 5.3% 36.7% (2.7)%
Lloyd's -- -- -- -- -- NM 49.2%
U.S. Specialty -- -- -- -- 386.2% 47.8% 32.7%
Reinsurance
(1)
21.8% 72.2% 99.8% (15.9%) (8.3%) 16.4% (21.2%)
Insurance 50.7% 30.5% (2.3%) (7.9%) (2.2%) 3.9% (9.0%)
Total 38.1% 46.6% 43.9% (11.4%) 1.5% 18.9% (8.5%)
(1)
Excludes non-traditional, which is composed of structured contracts that Alterra stopped writing in 2003.
(2)
Gross Premiums written for 2006-2010 include premiums written by both Max Capital and Harbor Point after eliminating the impact of intercompany transactions.

Conservative Reserve Position with High % of IBNR
____________________
Note:   Includes the results of Harbor Point from May 12, 2010, the closing date of the merger.
$297
$278
2010 2009 2010 2009 2010 2009 2010 2009
IBNR Case
Insurance Reinsurance Alterra at Lloyd's U.S. Specialty
($ in millions)
27%
24%
28%
73%
76%
68%
72%
$1,306
$1,240
$2,042
$1,471
$261
$189
$0
$500
$1,000
$1,500
$2,000
$2,500
32%
75%
25%
36%
64%
38%
62%
50%
50%

Favorable Reserve
Development
$5.9 $45.1 $90.8 $77.2 $105.5
Development as a
% of Net Reserves
0.3% 2.5% 4.1% 3.4% 3.4%
Consistent Favorable Reserve Development
Net Loss Reserves
($ in millions)
____________________
Note:  Reserve development and net reserves prior to May 12, 2010 are for Max Capital only.   Reserve development excludes changes in reserves resulting from changes in premium estimates on prior years’contracts.
$1,840
$1,796
$2,128
$2,213
$2,985
0
500
1,000
1,500
2,000
2,500
3,000
3,500
2006 2007 2008 2009 2010

High Quality, Liquid Investment Portfolio
Alterra maintains a high quality, liquid portfolio
95.2% of portfolio in fixed income/cash, which consists of highly rated securities
Assets are generally matched to liabilities
Cycle management extends to investments – current posture
is defensive
Cash balance $905.6 million or 11.5% of portfolio
As of December 31, 2010, average fixed income duration of
approximately 4.2 years, including cash
63.0% of the cash and fixed maturities portfolio is held in cash, government / agency-backed securities and “AAA” securities
69.6% of fixed income portfolio rated “AA” or better
Hedge fund investments are marked-to-market as of December 31,
2010
Minimal exposure to selected asset classes
CMBS of $334.2 million (4.3% of portfolio) – average rating of
AA+/Aa1
ABS of $87.9 million (1.1% of portfolio)
RMBS of $1,168.4 million (14.9% of portfolio) – 91.1% agency-
backed
No CDO’s, CLO’s, SIV’s or other highly structured securities
Less than $6 million of OTTI losses in the last two years
Carrying Value $7.9 billion
December  31, 2010
Cash
12%
Other
Investments
5%
Fixed Income
83%

2011 Plan
Focus on growing book value per share
Opportunistically allocate capital across segments
Emphasize shorter-tail lines more than longer-tail
New initiatives will be weighted more towards specialty lines
Capital management through share repurchases and regular
dividends
Protect our strong, clean balance sheet

____________________
Note: Primary price / diluted book value multiple as of 2/11/11.
Strongly Positioned to Build Shareholder Value
Franchise positions in attractive specialty markets
Well established operating platforms provide global access to business
Diversified business portfolio across casualty and property lines
Opportunistic approach – nimble and responsive to market trends
High-quality liquid investment portfolio
Invested asset leverage intended to drive more consistent returns
Balance sheet strength with low leverage / financial flexibility
Attractive entry point – price / diluted book value of 0.84x

24 Appendices

December 31, December 31,
2010 2009
Cash & Fixed Maturities 7,483 $                     4,944 $
Other Investments 378                            318
Premium Receivables 589                            567
Losses Recoverable 956                            1,001
Other Assets 511                            510
     Total Assets 9,917 $                     7,340 $
Property & Casualty Losses 3,906 $                     3,178 $
Life & Annuity Benefits 1,276                         1,373
Deposit Liabilities 148                            153
Funds Withheld 121                            140
Unearned Premium 905                            628
Senior Notes 440                            90
Other Liabilities 203                            213
     Total Liabilites 6,999 $                     5,775 $
Shareholders' Equity 2,918                         1,565
9,917 $                     7,340 $
Strong Balance Sheet
($ in millions)
____________________
(1) Results for the year ended December 31, 2010 include results from Harbor Point following the close of the merger on May 12, 2010.

YTD Results Comparison
($ in millions)
Years ended
(1)
Pro forma years ended
(2)
December 31, December 31, December 31, December 31,
2010 2009 2010 2009
Gross Premiums Written 1,411 $         1,375 $         1,794 $         1,940 $
Net Premiums Earned 1,172 834 1,392 1,383
Net Investment Income 222 170 247 239
Net Realized and Unrealized Gains on Investments 17 82 25 91
Other Than Temporary Impairment Charges (3) (3) (3) (3)
Other Income 5 3 5 4
Total Revenues 1,413 1,086 1,666 1,714
Total Losses, Expenses & Taxes 1,111 840 1,373 1,261
Net Income 302 $            246 $            293 $            453 $
Net Operating Income 252 $            209 $
Property & Casualty Underwriting
Loss Ratio 56.1% 62.4%
Expense Ratio 29.6% 25.7%
Combined Ratio 85.7% 88.1%
(1) Results for the year ended December 31, 2010 include results from Harbor Point following the close of the merger on May 12, 2010.
(2) Pro forma information is provided for informational purposes only, to present a summary of the combined results of operations assuming the amalgamation with Harbor Point had occurred on January 1, 2009. The pro forma information assumes the elimination of intercompany transactions and the amortization of certain acquisition accounting fair value adjustments. The pro forma information does not necessarily represent results that would have occurred if the amalgamation had taken place on January 1, 2009, nor is it necessarily indicative of the future results.

Year ended December 31, 2010
($ in millions)
Differences in table due to rounding.  Includes results from Harbor Point following the close of the merger on May 12, 2010.
(1) Property and Casualty only.
Diversified Operating Platform
Life &
Property & Casualty Annuity Corporate Consolidated
Alterra at
Insurance Reinsurance U.S. Specialty Lloyd's Total Reinsurance
Gross premiums written $370.1 $509.1 $324.0 $202.6 $1,405.8 $4.9 - $           $1,410.7
Reinsurance premiums ceded (170.6) (64.1) (98.6) (37.4) (370.7) (0.4) - (371.1)
Net premiums written $199.5 $445.0 $225.4 $165.2 $1,035.1 $4.5 - $           $1,039.6
Earned premiums 391.7 699.2 312.0 170.8 1,573.7 4.9 - 1,578.6
Earned premiums ceded (173.1) (71.6) (125.2) (35.8) (405.7) (0.4) - (406.1)
Net premiums earned $218.6 $627.6 $186.8 $135.0 $1,168.0 $4.5 - $           $1,172.5
Net investment income $25.1 $60.1 $5.2 $11.6 $102.0 $49.8 $70.7 $222.5
Net realized and unrealized gains (losses) on investments 0.6 0.7 - (4.5) (3.2) 11.4 8.6 16.8
Net impairment losses recognized in earnings - - - - - - (2.6) (2.6)
Other income 0.8 - 0.5 2.5 3.8 0.3 0.7 4.8
Total revenues $245.1 $688.4 $192.5 $144.6 $1,270.6 $66.0 $77.4 $1,414.0
Net losses and loss expenses $128.8 $347.8 $118.3 $59.9 $654.8 - $           - $           $654.8
Claims and policy benefits - - - - - 65.2 - 65.2
Acquisition costs 3.4 131.1 28.4 24.2 187.1 0.4 - 187.5
Interest expense 1.0 7.0 - - 8.0 5.8 14.5 28.3
Net foreign exchange losses (gains) - 1.7 - (1.7) - - (0.1) (0.1)
Merger and acquisition expenses - - - - - - (48.8) (48.8)
General and administrative expenses 28.6 66.1 36.0 28.5 159.2 3.0 58.4 220.6
Total losses and expenses 161.8 553.7 182.7 110.9 1,009.1 74.4 24.0 1,107.5
Income before taxes $83.3 $134.7 $9.8 $33.7 $261.5 ($8.4) $53.4 $306.5
Loss ratio 58.9% 55.4% 63.4% 44.3% 56.1%
Acquisition cost ratio 1.6% 20.9% 15.2% 17.9% 16.0%
General and administrative expense ratio 13.1% 10.5% 19.3% 21.2% 13.6%
Combined ratio
(1)
73.6% 86.8% 97.9% 83.4% 85.7%